UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06142

Aberdeen Japan Equity Fund, Inc.
(Exact name of registrant as specified in charter)

1735 Market Street, 32nd Floor Philadelphia, PA			19103
(Address of principal executive offices)			(Zip code)

Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2016

Item 1. Reports to Stockholders.

Aberdeen Japan Equity Fund, Inc. (JEQ)

Semi-Annual Report

April 30, 2016

Aberdeen

Simply asset management.

Stockholder Letter (unaudited)

Dear Stockholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Japan Equity Fund, Inc. (the “Fund”) for the six-month period ended April 30, 2016. The Fund’s investment objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (TOPIX).

Total Return Performance

For the six-month period ended April 30, 2016, the total return to stockholders of the Fund based on the net asset value (“NAV”) of the Fund was 2.7%, assuming reinvestment of dividends and distributions, versus a return of -1.8% for the Fund’s benchmark, TOPIX, on a U.S. dollar basis.1

Share Price and NAV

For the six-month period ended April 30, 2016, based on market price, the Fund’s total return was 3.8% assuming reinvestment of dividends and distributions. The Fund’s share price decreased 0.5% over the six-month period ended, from $7.48 on October 31, 2015 to $7.44 on April 30, 2016. The Fund’s share price on April 30, 2016 represented a discount of 13.0% to the NAV per share of $8.55 on that date, compared with a discount of 13.9% to the NAV per share of $8.69 on October 31, 2015.

Discount Management Program

Effective December 12, 2014, the Fund’s Board of Directors approved revisions to the Fund’s Discount Management Program to authorize management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund’s shares of stock outstanding as of October 31 of the prior year. Such purchases may be made opportunistically at certain discounts to net asset value per share when, in the reasonable judgment of management based on historical discount levels and current market conditions, such repurchases may enhance stockholder value. During the six-month period ended April 30, 2016, the Fund repurchased 70,239 shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarter of each fiscal year are included in the Fund’s Semi-Annual and Annual reports to stockholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information

about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to stockholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to stockholders, we invite you to visit the Fund on the web at www.aberdeenjeq.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, and portfolio charting and other timely data.

Enroll in Aberdeen’s email services to be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. In addition, you can receive electronic versions of important Fund documents including Annual

1       The Tokyo Stock Price Index (TOPIX) is a free-float adjusted market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section. The TOPIX Index shows the measure of current market capitalization assuming that market capitalization as of the base date (January 4, 1968) is 100 points. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Japan Equity Fund, Inc.	1

Stockholder Letter (unaudited) (concluded)

reports, Semi-Annual reports, prospectuses, and proxy statements. Sign-up today at www.aberdeen-asset.us/aam.nsf/usclosed/email.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv.

Contact Us

•    Visit us: http://www.aberdeen-asset.us/cef or www.aberdeenjeq.com;

•    Watch us: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv;

•    Email us: InvestorRelations@aberdeen-asset.com; or

•    Call us: 1-800-522-5465 (toll free in the U.S.)

Yours sincerely,

/s/ Alan Goodson

Alan Goodson
President

2	Aberdeen Japan Equity Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Japanese equities fell modestly during the reporting period of November 30, 2015 to April 30, 2016, hampered by the sell-off in Chinese equities and the continued decline in the Brent crude oil price, which fell below US$30 a barrel in January 2016. Investor sentiment was dampened further by worries over the health of the global economy and a spike in the yen after the U.S. Federal Reserve (Fed) switched gears and announced a more measured approach to interest rate hikes after embarking on policy normalization in December. Mitigating the declines were the European Central Bank’s (ECB’s) bolder-than-expected package of fresh stimulus that included cutting interest rates further into negative territory, as well as the Bank of Japan’s move to impose negative interest rates while keeping asset purchases unchanged. Towards the end of the period, the global equity markets recovered somewhat on the back of firming energy prices, the ECB’s move to maintain ultra-loose stimulus, and improving economic data from China.

In Japan, March 2016 economic data were mostly positive: rising industrial production exceeded expectations; the unemployment rate improved marginally; and the drop in retail sales was generally smaller than anticipated. Conversely, consumer prices edged lower, while leading economic indicators deteriorated, with the April Purchasing Managers Index (PMI) of manufacturing activity signaling its steepest contraction in more than three years.

Fund performance review

Fund performance for the reporting period was bolstered by the holding in Daito Trust Construction, as its shares rose in response to recent data that revealed greater-than-expected orders in February 2016 amid still-robust housing occupancy levels. The Fund’s position in Japan Tobacco also contributed to performance. Shares of the company moved higher after it unexpectedly sought regulatory approval to raise cigarette prices beginning in April 2016. Its application was subsequently approved. Finally, shares of Keyence, a market-leader that taps into growing demand for factory automation, moved higher after the company reported generally better-than-expected full-year 2015 results, with healthy sales across all geographical regions.

In contrast, the Fund’s holding in Bank of Yokohama detracted from performance for the reporting period. While the company’s third-quarter 2015 results generally met the market’s expectations, its outlook appeared lackluster, in our view, amid competition and the introduction of negative interest rates by the Bank of Japan. Separately, the bank announced a buyback equivalent to 1.2% of outstanding shares. The lack of a position in Nippon Telegraph and Telephone Corp. (NTT) detracted from Fund performance, as its shares performed well due to positive earnings results over the reporting period. However, the Fund has exposure to the telecom sector through the holding in KDDI. Finally, the holding in Asics Corp weighed on Fund performance as its shares declined on uncertainty in its business outlook, particularly over the recovery of its U.S. and Brazilian businesses that continue to face adverse currency headwinds.

We made no major changes to the Fund during the reporting period.

Outlook

In our view, investor risk appetite has improved, aided by a more stable Chinese economy and a weaker U.S. dollar attributable to the Fed’s relatively dovish monetary policy stance. However, we think that the macroeconomic backdrop remains challenging. We believe that the yen’s appreciation and a more downbeat outlook among large Japanese manufacturers are likely to constrain domestic economic growth. At the global level, it appears that accommodative central bank monetary policy may have reached its limits. Additionally, we think that the lack of commitment to fiscal expansion, especially in the coordinated manner suggested by the International Monetary Fund, may prolong the malaise. Nonetheless, we believe that companies with good balance sheets, resilient businesses and experienced management, such as the Fund’s holdings, should continue to thrive in spite of these challenges.

Aberdeen Asset Management Asia Limited

Aberdeen Japan Equity Fund, Inc.	3

Total Investment Return (unaudited)

The following table summarizes average annual Fund performance compared to the TOPIX, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods as of April 30, 2016.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-1.8%	7.9%	7.6%	0.5%
Market Value	-4.9%	6.5%	6.3%	-0.5%
TOPIX Index	-3.8%	3.6%	5.8%	0.1%

Aberdeen Asset Management Inc. has entered into an agreement with the Fund to cap Investor Relation Services fees, without which total return performance would be lower. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at net asset value (NAV) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a stockholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenjeq.com or by calling 800-522-5465.

The annualized net operating expense ratio excluding fee waivers based on the six-month period ended April 30, 2016 was 0.94%. The annualized net operating expense ratio net of fee waivers based on the six-month period ended April 30, 2016 was 0.93%.

4	Aberdeen Japan Equity Fund, Inc.

Portfolio Composition (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of April 30, 2016, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS, are comprised of several industries. As of April 30, 2016, the Fund held 98.9% of its net assets in equities, 0.3% in a short-term investment and 0.8% in other assets in excess of liabilities.

Top Sectors	As a Percentage of Net Assets
Industrials	19.8%
Consumer Staples	18.8%
Financials	14.2%
Consumer Discretionary	12.6%
Materials	10.2%
Health Care	9.5%
Information Technology	9.3%
Telecommunication Services	4.5%
Other Assets in Excess of Liabilities	1.1%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of April 30, 2016:

Name of Security	As a Percentage of Net Assets
Shin-Etsu Chemical Co. Ltd.	5.2%
Keyence Corp.	4.9%
Japan Tobacco, Inc.	4.8%
KDDI Corp.	4.5%
Nabtesco Corp.	4.3%
Amada Holdings Co. Ltd.	4.0%
Seven & i Holdings Co. Ltd.	3.6%
East Japan Railway Co.	3.4%
Chugai Pharmaceutical Co. Ltd.	3.3%
Daito Trust Construction Co. Ltd.	3.2%

Aberdeen Japan Equity Fund, Inc.	5

Portfolio of Investments (unaudited)

As of April 30, 2016

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—98.9%(a)
COMMON STOCKS—98.9%
JAPAN—98.9%
AUTO COMPONENTS—1.6%
13,500	Aisin Seiki Co. Ltd.	$ 524,608
35,200	Denso Corp.	1,337,993
		1,862,601
AUTOMOBILES—5.3%
92,200	Honda Motor Co. Ltd.	2,488,088
72,700	Toyota Motor Corp.	3,685,141
		6,173,229
BANKS—4.4%
481,000	Concordia Financial Group Ltd.(b)(c)	2,316,395
145,400	Suruga Bank Ltd.	2,827,151
		5,143,546
BUILDING PRODUCTS—2.7%
39,900	Daikin Industries Ltd.	3,167,221
CHEMICALS—10.2%
193,000	Kansai Paint Co. Ltd.	3,375,501
90,400	Nippon Paint Holdings Co. Ltd.	2,373,622
108,400	Shin-Etsu Chemical Co. Ltd.	6,071,351
		11,820,474
CONSUMER FINANCE—2.0%
103,200	AEON Financial Service Co. Ltd.	2,303,294
DIVERSIFIED FINANCIAL SERVICES—1.1%
87,000	Japan Exchange Group, Inc.	1,295,712
ELECTRONIC EQUIPMENT INSTRUMENTS & COMPONENTS—4.9%
9,500	Keyence Corp.	5,694,233
FOOD & STAPLES RETAILING—5.6%
51,000	San-A Co. Ltd.	2,347,432
101,800	Seven & i Holdings Co. Ltd.	4,153,686
		6,501,118
FOOD PRODUCTS—1.4%
41,800	Calbee, Inc.	1,627,323
HEALTH CARE—1.5%
37,300	Asahi Intecc Co. Ltd.	1,794,443
HEALTH CARE EQUIPMENT AND SUPPLIES—1.9%
35,600	Sysmex Corp.	2,226,398
HOTELS, RESTAURANTS & LEISURE—1.4%
78,800	Resorttrust, Inc.	1,629,227
HOUSEHOLD PRODUCTS—4.8%
111,300	Pigeon Corp.	2,923,366
126,300	Unicharm Corp.	2,610,756
		5,534,122

6	Aberdeen Japan Equity Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2016

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
JAPAN (continued)
INTERNET SOFTWARE & SERVICES—2.4%
609,900	Yahoo Japan Corp.	$ 2,728,343
LEISURE PRODUCTS—1.6%
13,000	Shimano, Inc.	1,865,128
MACHINERY—13.7%
465,600	Amada Holdings Co. Ltd.	4,677,645
24,600	FANUC Corp.	3,633,959
42,500	Makita Corp.	2,681,045
220,000	Nabtesco Corp.	4,963,024
		15,955,673
PERSONAL PRODUCTS—2.2%
56,900	Mandom Corp.	2,575,305
PHARMACEUTICALS—6.1%
243,800	Astellas Pharma, Inc.	3,287,053
113,400	Chugai Pharmaceutical Co. Ltd.	3,821,659
		7,108,712
REAL ESTATE MANAGEMENT & DEVELOPMENT—6.7%
241,000	Daibiru Corp.	2,103,017
26,200	Daito Trust Construction Co. Ltd.	3,705,524
101,000	Mitsubishi Estate Co. Ltd.	1,919,263
		7,727,804
ROAD & RAIL—3.4%
45,500	East Japan Railway Co.	4,002,910
SPECIALTY RETAIL—1.5%
111,500	USS Co. Ltd.	1,763,745
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—2.0%
84,100	Canon, Inc.	2,351,665
TEXTILES, APPAREL & LUXURY GOODS—1.2%
71,200	Asics Corp.	1,410,142
TOBACCO—4.8%
137,000	Japan Tobacco, Inc.	5,597,535
WIRELESS TELECOMMUNICATION SERVICES—4.5%
181,200	KDDI Corp.	5,219,599
		115,079,502
	Total Common Stocks	115,079,502
	Total Long-Term Investments—98.9% (cost $102,853,763)	115,079,502

Aberdeen Japan Equity Fund, Inc.	7

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2016

Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—0.3%
$297,000

Repurchase Agreement, Fixed Income Clearing Corp., 0.03% dated 04/29/2016, due 05/02/2016 repurchase price $297,001, collateralized by U.S. Treasury Note, maturing 02/15/2025; total market value of $306,750

		$ 297,000
	Total Short-Term Investment—0.3% (cost $297,000)	297,000
	Total Investments—99.2% (cost $103,150,763)(d)	115,376,502
	Other Assets in Excess of Liabilities—0.8%	926,580
	Net Assets—100.0%	$116,303,082

(a)  Unless otherwise noted, all securities are fair valued. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)  Security is not fair valued. See Note 2(a) of the accompanying Notes to Financial Statements.

(c)  Non-income producing security.

(d)  See Note 9 of the accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See Notes to Financial Statements.

8	Aberdeen Japan Equity Fund, Inc.

Statement of Assets and Liabilities (unaudited) As of April 30, 2016

Assets
Investments, at value (cost $102,853,763)	$ 115,079,502
Repurchase agreement, at value (cost $297,000)	297,000
Foreign currency, at value (cost $234,805)	248,574
Cash	933
Dividends receivable	812,859
Tax reclaim receivable	522
Prepaid expenses and other assets	11,943
Total assets	116,451,333

Liabilities
Audit and tax services	42,175
Legal fees and expenses	38,298
Investment management fees payable (Note 3)	30,625
Investor relations fees payable (Note 3)	17,882
Administration fee payable (Note 3)	7,660
Accrued expenses	11,611
Total liabilities	148,251

Net Assets	$116,303,082

Composition of Net Assets:
Common stock (par value $0.01 per share) (Note 5)	$ 136,005
Paid-in capital in excess of par	101,851,334
Accumulated net investment income	467,118
Accumulated net realized gain from investments and foreign currency transactions	1,559,270
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	12,289,355
Net Assets	$116,303,082
Net asset value per share based on 13,600,536 shares issued and outstanding	$ 8.55

Amounts listed as “–” are $0 or round to $0. See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.	9

Statement of Operations (unaudited) For the Six-Month Period Ended April 30, 2016

Net investment income:

Income
Dividends and other income (net of foreign withholding taxes of $115,059)	$1,035,558
1,035,558

Expenses:
Investment management fee (Note 3)	183,217
Directors’ fees and expenses	76,771
Administration fee (Note 3)	45,440
Insurance expense	35,148
Independent auditors’ fees and expenses	32,605
Investor relations fees and expenses (Note 3)	31,742
Legal fees and expenses	31,039
Reports to stockholders and proxy solicitation	30,616
NYSE listing fee	11,815
Custodian’s fees and expenses	10,388
Transfer agent’s fees and expenses	9,716
PA franchise tax fee	4,430
Miscellaneous	30,631
Total operating expenses before reimbursed/waived expenses	533,558
Less: Investor relations fee waiver (Note 3)	(2,697)
Net expenses	530,861

Net Investment Income	504,697

Net Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) from:
Investment transactions	1,465,227
Foreign currency transactions	94,195
1,559,422

Net change in unrealized appreciation/(depreciation) on:
Investments	78,946
Foreign currency translation	73,040
151,986
Net realized and unrealized gain from investments and foreign currency related transactions	1,711,408
Net Increase in Net Assets Resulting from Operations	$2,216,105

Amounts listed as “–” are $0 or round to $0. See Notes to Financial Statements.

10	Aberdeen Japan Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2016 (unaudited)	For the Year Ended October 31, 2015

Increase/(decrease) in net assets from operations:

Operations:
Net investment income	$ 504,697	$ 689,077
Net realized gain from investment transactions	1,465,227	3,518,521
Net realized gain/(loss) from foreign currency transactions	94,195	(60,883)
Net change in unrealized appreciation/(depreciation) on investments	78,946	2,478,704
Net change in unrealized appreciation/(depreciation) on foreign currency translation	73,040	9,543
Net increase in net assets resulting from operations	2,216,105	6,634,962

Distributions to stockholders from:
Net investment income	(660,921)	(421,407)
Net realized gains	(3,518,673)	(529,946)
Net decrease in net assets from distributions	(4,179,594)	(951,353)

Capital Share Transactions:
Reinvestment of dividends resulting in the issuance of 9,741 and 20,805 shares of common stock, respectively	68,674	141,886
Repurchase of common stock under the discount management policy (70,239 and 119,854), respectively	(492,446)	(857,426)
Change in net assets from capital stock transactions	(423,772)	(715,540)
Net increase/(decrease) in net assets	(2,387,261)	4,968,069

Net assets:
Beginning of period	118,690,343	113,722,274
End of period (including accumulated net investment income of $467,118 and $623,342, respectively)	$116,303,082	$118,690,343

Amounts listed as “–” are $0 or round to $0. See Notes to Financial Statements.

Aberdeen Japan Equity Fund, Inc.		11

Financial Highlights

	For the Six-Month Period Ended April 30, 2016		For the Fiscal Years Ended October 31,
	(unaudited)		2015	2014	2013	2012	2011
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period	$8.69		$8.26	$7.55	$5.67	$6.01	$6.30
Net investment income	0.04		0.05	0.04	0.07	0.05	0.04
Net realized and unrealized gains/(losses) on investments and foreign currencies	0.12		0.44	0.79	1.87	(0.34)	(0.27)
Total from investment operations	0.16		0.49	0.83	1.94	(0.29)	(0.23)
Distributions from:
Net investment income	(0.05)		(0.03)	(0.15)	(0.06)	(0.05)	(0.06)
Net realized gains	(0.26)		(0.04)	–	–	–	–
Total distributions	(0.31)		(0.07)	(0.15)	(0.06)	(0.05)	–
Capital Share Transactions:
Impact due to discount management policy	0.01		0.01	0.03	–	–	–
Net asset value, end of period	$8.55		$8.69	$8.26	$7.55	$5.67	$6.01
Market value, end of period	$7.44		$7.48	$7.36	$6.83	$5.00	$5.35

Total Investment Return Based on(b):
Market value	3.78%		2.67%	10.11%	38.11%	(5.56% )	(0.76% )
Net asset value	2.66%		6.28%	11.79%	34.63%	(4.66% )	(3.74% )

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (in millions)	$116.3		$118.7	$113.7	$107.0	$81.3	$86.9
Net operating expenses, net of fee waivers	0.93%	(c)	0.96%	1.04%	1.08%	1.49%	1.38%
Net operating expenses, excluding fee waivers	0.94%	(c)	0.96%	–	–	–	–
Net investment income	0.89%	(c)	0.58%	0.47%	0.97%	0.88%	0.71%
Portfolio turnover	3%		10%	98%	100%	110%	59%

(a)  Based on average shares outstanding.

(b)  Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)  Annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

12	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2016

1. Organization

Aberdeen Japan Equity Fund, Inc. (the “Fund”) was incorporated in Maryland on July 12, 1990 under its original name “The Japan Emerging Equity Fund, Inc.” and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company. The Fund’s investment objective is to outperform over the long term, on a total return basis (including appreciation and dividends), the Tokyo Stock Price Index (TOPIX).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is

Aberdeen Japan Equity Fund, Inc.	13

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2016 in valuing the Fund’s investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Banks	$2,316,395	$2,827,151	$–	$5,143,546
Other	–	109,935,956	–	109,935,956
Short-Term Investment	–	297,000	–	297,000
Total	$2,316,395	$113,060,107	$–	$115,376,502

Amounts listed as “–” are $0 or round to $0.

The Fund held no Level 3 securities at April 30, 2016.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

For the six-month period ended April 30, 2016, there were no significant changes to the fair valuation methodologies.

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the repurchase agreement, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on the Fund’s repurchase agreement, see the Portfolio of Investments. The Fund held a repurchase agreement of $297,000 as of April 30, 2016. The value of the related collateral exceeded the value of the repurchase agreement at April 30, 2016.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange at the Valuation Time; and

(ii)  purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

14	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis.

e. Distributions:

The Fund records dividends and distributions payable to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis (“book/tax”) differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

f. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at a rate of 10.0% on interest and dividends paid to the Fund by Japanese corporations.

g. Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

h. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

3. Agreements and Transactions with Affiliates

a. Investment Manager:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. Pursuant to the Management Agreement, the Manager makes investment

Aberdeen Japan Equity Fund, Inc.	15

Notes to Financial Statements (unaudited) (continued)

April 30, 2016

management decisions relating to the Fund’s assets. For such investment services, the Fund pays the Manager at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million, and 0.20% of the excess over $50 million of the Fund’s average weekly Managed Assets. For purposes of this calculation, “Managed Assets” of the Fund means total assets of the Fund, including assets attributable to investment leverage, minus all liabilities, but not excluding any liabilities or obligations attributable to leverage obtained by the Fund for investment purposes through (i) the issuance or incurrence of indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means, but not including any collateral received for securities loaned by the Fund. In addition, the Fund has agreed to reimburse the Manager for all out-of-pocket expenses related to the Fund. For the six-month period ended April 30, 2016, no such expenses were paid to the Manager. For the six-month period ended April 30, 2016 AAMAL earned gross management fees of $183,217.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator, pursuant to an amended fee schedule under which AAMI received a fee, payable quarterly by the Fund, at an annual rate of 0.08% of the value of the Fund’s average weekly net assets.

For the six-month period ended April 30, 2016, AAMI earned $45,440 from the Fund for administration fees.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are capped by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2016, the Fund incurred investor relations fees of approximately $31,742 of which AAMI waived $2,697 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2016 were $3,229,366 and $6,805,922, respectively.

5. Capital

The authorized capital of the Fund is 30 million shares of $0.01 par value common stock. During the six-month period ended April 30, 2016, the Fund repurchased 70,239 shares pursuant to its Discount Management Program and reinvested 9,741 shares pursuant to its Dividend Reinvestment and Cash Purchase Plan. As of April 30, 2016, there were 13,600,536 shares of common stock issued and outstanding.

6. Discount Management Program

Effective December 12, 2014, the Fund’s Board of Directors approved revisions to the Fund’s Discount Management Program to authorize management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund’s shares of stock outstanding as of October 31 of the prior year. Such purchases may be made opportunistically at certain discounts to net asset value per share when, in the reasonable judgment of management based on historical discount levels and current market conditions, such repurchases may enhance stockholder value. During the six-month period ended April 30, 2016, the Fund repurchased 70,239 shares.

The Board of Directors authorized the Discount Management Program in order to potentially enhance share liquidity and increase Stockholder value through the potential accretive impact of the purchases to the Fund’s NAV. There is no assurance that the Fund will purchase shares in any specific amounts.

16	Aberdeen Japan Equity Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2016

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

b. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

c. Sector Risk:

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2016 were as follows:

			Net
Tax Basis of			Unrealized
Investments	Appreciation	Depreciation	Appreciation
$103,150,763	$17,439,462	$(5,213,723)	$12,225,739

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2016.

Aberdeen Japan Equity Fund, Inc.	17

Dividend Reinvestment and Cash Purchase Plan (unaudited)

A Dividend Reinvestment and Cash Purchase Plan (the “Plan”) is available to provide Stockholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan’s terms and conditions is available by calling the Plan Agent at (866) 669-9903 or by writing Aberdeen Japan Equity Fund, Inc., c/o the American Stock Transfer & Trust Company, Operations Center, 6201 15th Avenue, Brooklyn, NY 11219.

A brief summary of the material aspects of the Plan follows:

Who can participate in the Plan? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure to the Plan Agent. However, if your shares are held in the name of a financial institution, you should instruct your financial institution to participate in the Plan on your behalf. If your financial institution is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

May I withdraw from the Plan? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in the name of a financial institution, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your financial institution. If you withdraw, you or your financial institution will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send you a check for the proceeds.

How are the dividends and distributions reinvested? If the market price of the Fund’s shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than the net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

What is the Cash Purchase feature? The Plan participants have the option of making semi-annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $5,000 semiannually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th and August 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the investment date.

Is there a cost to participate? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a service fee of $2.50 for each investment and a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

What are the tax implications? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or financial institution or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

18	Aberdeen Japan Equity Fund, Inc.

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Corporate Information

Directors	Administrator
Radhika Ajmera	Aberdeen Asset Management Inc.
Anthony Clark	1735 Market Street, 32nd Floor
Martin J. Gruber, Chairman	Philadelphia, PA 19103
David G. Harmer
Richard J. Herring	Transfer Agent and Registrar
Rahn K. Porter	American Stock Transfer & Trust Company
6201 15th Avenue
Officers	Brooklyn, NY 11219
Alan Goodson, President
Jeffrey Cotton, Vice President – Compliance and Chief Compliance Officer	Legal Counsel
Andrea Melia, Treasurer	Clifford Chance US LLP
Megan Kennedy, Vice President and Secretary	31 West 52nd Street
Bev Hendry, Vice President	New York, NY 10019
Jennifer Nichols, Vice President
Christian Pittard, Vice President	Independent Registered Public Accounting Firm
Lucia Sitar, Vice President	PricewaterhouseCoopers LLP
Sharon Ferrari, Assistant Treasurer	2001 Market Street
Heather Hasson, Assistant Secretary	Philadelphia, PA 19103

Investment Manager	Investor Relations
Aberdeen Asset Management Asia Limited	Aberdeen Asset Management Inc.
21 Church Street	1735 Market Street, 32nd Floor
#01-01 Capital Square Two	Philadelphia, PA 19103
Singapore 049480
Custodian
State Street Bank and Trust Company
1 Iron Street, 5th Floor
Boston, MA 02210

Aberdeen Asset Management Asia Limited

The Financial Statements as of April 30, 2016 included in this report were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Japan Equity Fund, Inc. are traded on the NYSE under the symbol “JEQ”. Information about the Fund’s net asset value and market price is available at www.aberdeenjeq.com.

This report, including the financial information herein, is transmitted to the stockholders of Aberdeen Japan Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Aberdeen’s Investor Relations Services
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3. Click “Sign-up.” You can expect to receive your electronic documents in 4-6 weeks.

* Please note that Aberdeen does not share our shareholder information with any other organizations. You can return to this site at any time to change your email address or edit your preferences.

JEQ-SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable to semi-annual report on Form N-CSR.

(b) During the period ended April 30, 2016, there was a change to the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on January 7, 2016.

(a)(1) The information in the table below is as of July 8, 2016.

Individual & Position	Services Rendered	Past Business Experience
Christina Woon Assistant Investment Manager

Effective January 31, 2016, Ms. Woon is responsible for day-to-day management and overall supervision of the Fund’s portfolio from Mr. Chou Chong. She joins Hugh Young, Adrian Lim, Ai-Mee Gan and Flavia Chong.

Christina joined Aberdeen in January 2013 as a graduate. Christina holds a Bachelor of Accountancy from Singapore Management University.

(a)(2) The information in the table below is as of March 31, 2016.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance
Christina Woon	Registered Investment Companies	22	$10,735.41	0	$0
	Pooled Investment Vehicles	80	$38,377.76	2	$382.06
	Other Accounts	153	$37,725.52	16	$4,669.74

Total assets are as of March 31, 2016 and have been translated to U.S. dollars at a rate of £1.00 = $1.44.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders.  Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of April 30, 2016
Christina Woon	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs (1)
November 1, 2015 through November 30, 2015	None	None	None	1,366,103
December 1, 2015 through December 31, 2015	None	None	None	1,366,103
January 1, 2016 through January 31, 2016	11,076	$6.79	11,076	1,355,027
February 1, 2016 through February 28, 2016	30,663	$6.78	30,663	1,324,364
March 1, 2016 through March 31, 2016	15,000	$7.21	15,000	1,309,364
April 1, 2016 through April 30, 2016	13,500	$7.39	13,500	1,295,864
Total	70,239	$7.04	70,239	—

(1) On December 12, 2014, the Board of Directors approved revisions to the Fund’s Discount Management Program, which continued the Fund’s open market repurchase program that went into effect May 2012, to authorize management to make open market purchases, from time to time, in a maximum aggregate amount during each twelve month period ended October 31 of up to 10% of the Fund’s shares of stock outstanding as of October 31 of the prior year. Such purchases may be made opportunistically at certain discounts to net asset value per share when, in the reasonable judgment of management based on historical discount levels and current market conditions, such repurchases may enhance stockholder value.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2016, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)            Not applicable.

(a)(2)            Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)            Not applicable.

(b)         Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Japan Equity Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Japan Equity Fund, Inc.

Date: July 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
Aberdeen Japan Equity Fund, Inc.

Date: July 8, 2016

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Japan Equity Fund, Inc.

Date: July 8, 2016